APPENDIX "A"
TO
CUSTODIAN AGREEMENT
BETWEEN
The Bank of New York and each of the following Investment Companies Dated as of June 18, 1998
The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of December 1, 1994:

FUND Portfolio  Effective as of:
Fidelity Aberdeen Street Trust
       Fidelity Freedom Income Fund                 August 31, 1996
       Fidelity Freedom 2000 Fund                   August 31, 1996
       Fidelity Freedom 2010 Fund                   August 31, 1996
       Fidelity Freedom 2020 Fund                   August 31, 1996
       Fidelity Freedom 2030 Fund                   August 31, 1996
Fidelity Advisor Series II
       Fidelity Advisor Government Investment Fund  December 1, 1994
       Fidelity Advisor High Yield Fund             December 1, 1994
       Fidelity Advisor Short Fixed-Income Fund     December 1, 1994
       Fidelity Advisor Strategic Income Fund       December 1, 1994
Fidelity Advisor Series IV
       Fidelity Advisor Intermediate Bond Fund      December 1, 1994
       Fidelity Institutional Short-Intermediate
       Government Fund                              December 1, 1994
       Fidelity Real Estate High Income Fund        December 1, 1994
Fidelity Boston Street Trust
       Fidelity Target Timeline 1999                January 18, 1996
       Fidelity Target Timeline 2001                January 18, 1996
       Fidelity Target Timeline 2003                January 18, 1996
Fidelity Charles Street Trust
       Fidelity Short-Intermediate Government Fund  December 1, 1994
       Spartan Short-Term Bond Fund                 December 1, 1994
       Spartan Investment Grade Bond Fund           December 1, 1994
Fidelity Commonwealth Trust
       Fidelity Intermediate Bond Fund              December 1, 1994
Fidelity Concord Street Trust
       Fidelity U.S. Bond Index Fund                December 1, 1994
Fidelity Covington Trust
       Fidelity Real Estate High Income Fund II     May 16, 1996
Colchester Trust*
       Domestic Portfolio                           September 14,1995
       Money Market Portfolio                       September 14, 1995
*Fidelity Institutional Cash Portfolios changed to Colchester Street Trust as of May 29, 1998.

Colchester Street Trust
       Government Portfolio                         September 14, 1995
       Treasury Portfolio                           September 14, 1995
       Treasury Only Portfolio                      September 14, 1995

Fidelity Fixed-Income Trust
       Fidelity Short-Term Bond Fund                December 1, 1994
       Fidelity Investment Grade Bond Fund          December 1, 1994
       Spartan Government Income Fund               December 1, 1994
       Spartan High Income Fund                     December 1, 1994
       Spartan Short-Intermediate Government Fund   December 1, 1994
Fidelity Government Securities Fund
       Fidelity Government Securities Fund          December 1, 1994
Fidelity Hereford Street Trust
       Spartan Money Market Fund                    December 1, 1994
       Spartan U.S. Government Money Market Fund    September 14, 1995
       Spartan U.S. Treasury Money Market Fund      September 14, 1995
Fidelity Income Fund
       Fidelity Ginnie Mae Fund                     December 1, 1994
       Fidelity Advisor Mortgage Securities Fund    December 1, 1994
       Spartan Limited Maturity Government Fund     December 1, 1994
Colchester Trust*
       Domestic Portfolio                           September 14, 1995
       Money Market Portfolio                       September 14, 1995
       Government Portfolio                         September 14, 1995
       Treasury Portfolio                           September 14, 1995
       Treasury Only Portfolio                      September 14, 1995
Fidelity Money Market Trust
       Rated Money Market                           September 14, 1995
       Retirement Government Money Market Portfolio September 14, 1995
       Retirement Money Market Portfolio            September 14, 1995
Fidelity Phillips Street Trust
       Fidelity Cash Reserves                       December 1, 1994
       Fidelity U.S. Government Reserves            September 14, 1995
Fidelity Select Portfolios
       Money Market Portfolio                       December 1, 1994
Fidelity Summer Street Trust
       Fidelity Capital & Income Fund               December 1, 1994
Fidelity School Street Trust:
       Fidelity Strategic Income Fund*              March 19, 1998
Fidelity Union Street Trust
       Spartan Ginnie Mae Fund                      December 1, 1994
Fidelity Union Street Trust II
       Fidelity Daily Income Trust                  December 1, 1994
Newbury Street Trust
       Prime Fund - Daily Money Class               September 14, 1995
       Prime Fund - Capital Reserves Class          September 18, 1997
       Treasury Fund - Daily Money Class            September 14, 1995
       Treasury Fund - Advisor B Class              September 14, 1996
       Treasury Fund - Capital Reserves Class       September 18, 1997
Variable Insurance Products Fund
       High Income Portfolio                        December 1, 1994
       Money Market Portfolio                       September 14, 1995
Variable Insurance Products Fund II
       Investment Grade Bond Portfolio              December 1, 1994


Each of the Investment Companies         The Bank of New York
listed on this Appendix "A", on behalf
of each of their respective Portfolios

By:       /s/John Costello By:           /s/Stephen E. Grunston
Name:     John Costello  Name:           Stephen E. Grunston
Title:    Asst. Treasurer Title:         Vice President